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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



July 19, 1999
Date of Report (Date of
earliest event reported
 is May 3, 1999)

                            THE COSMETIC CENTER, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-14756


        Delaware                                        52-1266697
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or jurisdiction)


8700 Robert Fulton Drive
Columbia, Maryland                              21046
(Address of principal                        (Zip Code)
executive offices)


                                 (301) 497-6800
               Registrant's telephone number, including area code:

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         (Former names or former address, if changed since last report)


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Item 5. Other Events.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 1999. On May 3, 1999, The Cosmetic Center, Inc. (the "Company") disseminated the press release filed with this Current Report on Form 8-K/A as Exhibit 99.1 indicating that the Company would no longer be listed on The Nasdaq SmallCap Market.

The Company is also reporting that Mr. Kemp Woollen, Vice President and Chief Accounting Officer of the Company, resigned his position with the Company as of May 21, 1999 and that Charles Kill has been named the Company's new Chief Financial Officer, effective June 14, 1999. Mr. Kill is a certified public accountant, with 25 years experience, including over 20 years in retailing.

Item 7. Financial Statements and Exhibits.

         Exhibits.  The following exhibits are furnished as part of this report:

         Exhibit             Description
           99.1              Press Release, dated May 3, 1999, issued by
                             The Cosmetic Center, Inc.


FORWARD LOOKING STATEMENTS

         This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forwardlooking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE COSMETIC CENTER, INC.


                      By:      /s/ Kevin Reagan
                               ----------------------------------------------
                               Name: Kevin Reagan
                               Title: President

Dated: July 19, 1999


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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------
 99.1                              Press Release, dated May 3, 1999, issued by
                                   The Cosmetic Center, Inc.